EXPLANATORY NOTE

The purpose of this filing is to file risk/return summary information for the Janus Equal Risk Weighted Large Cap ETF (formerly, the VelocityShares Equal Risk Weighted Large Cap ETF), a separate series of Exchange Traded Concepts Trust, in interactive data format.